UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1933

Date of Report: January 22, 2019
(Date of earliest event reported)

YABOO, INC.
(Exact name of registrant as specified in its charter)

Nevada --------------------------------	333-164999 --------------------------------	26-3606113 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

321 W Winnie Ln., Suite 350
Carson City, NV 89703
--------------------------------------------------------------
(Address of principal executive offices) (Zip Code)

(800) 346-4646
---------------------------------------------------------------
(Registrant's telephone no., including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company today appointed Jeff Bearden as its Officer and Director.

Jeff Bearden has over 20 years of experience in the technology sector. He is CEO of a private tech consulting firm that provides services to the government sector as well as Fortune 1000 customers. His various projects include Synergy Corp, where he is the Chairman and CEO

Item 7.01                      Regulation FD Disclosure

Yaboo, Inc., (YBIN) announced today that Jeff Bearden has been appointed as an Officer and Director of Yaboo.  In addition, the Company also announced that it will be focusing now on technology related enterprises.

Jeff Bearden has over 20 years of experience in the technology sector. He is CEO of a private tech consulting firm that provides services to the government sector as well as Fortune 1000 customers. His various projects include Synergy Corp, where he is the Chairman and CEO.

For more information, please call 240-288-1500 or email info@synrgycorp.com.

Safe Harbor:

This announcement is for informational purposes only.  The information contained herein is not an offer to sell or a solicitation to buy securities of any of the companies mentioned in this announcement as defined under the Securities Act of 1933.  Potential investors should carefully read all public filings that the Company has filed or will file with OTC Markets Group, Inc., and with other reliable information services.  Prior to making any investment, investors should always consult with a licensed financial advisor and legal professional to determine if the investment is suitable for you. This announcement contains "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995), within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act").  All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements include any statement or graphic that may project, indicate, or imply future results, events, performance, or achievements.  The forward-looking statements contained herein are based on current expectations that involve a number of risks and uncertainties.  These statements can be identified by the use of forward-looking terminology such as "projects", "believes", "expect", "may", "will", "should", "intend", "plan", "could", "estimate", or "anticipate", or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Given the risks and uncertainties relating to forward-looking statements, investors should not place undue reliance on such statements. Investors seeking to make an investment in penny stocks, buy stocks or funds, or make a stock investment to diversify a portfolio, should carefully evaluate and review all available information about the company and its principals.  Investing in the stock market based upon investment news or stock quote trends involves a high degree of risk and is not considered to be a safe investment such as investing in a money market account.  Investors should consult with your financial advisor before making any decision related to a money investment.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YABOO, INC.
(Registrant)

Date: January 22, 2019	By: /s/ Jeff Bearden
CEO